Exhibit 99.1

PERRY ELLIS INTERNATIONAL ANNOUNCES APPOINTMENT OF NEW

INDEPENDENT DIRECTOR, JANE DEFLORIO, TO BOARD OF DIRECTORS

Gary Dix to Retire from the Board Following 20 Years of Service

Third Independent Director to Join the Perry Ellis Board in 2014

Board Gains a Seasoned Investment Banker with Finance and Retail Industry Experience

MIAMI – December 16, 2014 – Perry Ellis International, Inc. (NASDAQ:PERY) (“Perry Ellis”), today announced that Jane DeFlorio, a seasoned investment banker and former Managing Director in the U.S. Retail and Consumer Group at Deutsche Bank Securities, has been appointed to the Company’s Board of Directors as an independent director, effective as of December 12, 2014. The appointment of Ms. DeFlorio follows the decision by Gary Dix, a director of Perry Ellis, to retire from the Board following more than 20 years of dedicated service to Perry Ellis to dedicate more time to his practice.

Ms. DeFlorio will serve on the Audit and Investment Committees and serve as a member of the class of directors to be elected at the 2016 Annual Meeting of Shareholders.

George Feldenkreis, Chairman and Chief Executive Officer of Perry Ellis International said, “On behalf of the entire Board of Directors, I would like to welcome Jane and express my deep appreciation to Gary Dix for his unwavering dedication and service to Perry Ellis over the past 20 years. Gary has been a member of our Board since our initial public offering in May 1993 and has been an important contributor to Perry Ellis’ growth and success. His advice and insight into complex tax, accounting and financial issues as well as his business acumen on judging business opportunities and challenges have helped guide Perry Ellis and prepare it for the growth opportunities that lie ahead. On behalf of the entire Perry Ellis board and management team, we are very grateful and wish him continued success in the future.”

Joseph Lacher, Lead Independent Director of Perry Ellis International and chair of the Board’s nominating committee said, “Jane is a respected business leader and a trusted advisor who brings to Perry Ellis extensive experience advising mid and large cap retail and fashion clients with respect to value enhancement strategies, mergers and acquisitions, divestitures and product and market expansion initiatives. We are confident that Jane’s experience will be extremely valuable as Perry Ellis continues to execute on its strategic initiatives to drive revenues and enhance profitability, including our previously announced plans to review and focus the Perry Ellis portfolio with a goal to exit underperforming, low growth brands and businesses.”

With this transition, the Board will continue to comprise seven directors, five of whom are independent, and three of whom have joined the Perry Ellis Board within the last year, including J. David Scheiner and Alexandra Wilson. Mr. Scheiner is a veteran retailer with over 35 years of experience in senior roles at major retailers such as Macy’s Florida/Puerto Rico, where he served as President and Chief Operating Officer from which he retired in 2009. Ms. Wilson is a co-founder of Gilt, the innovative online shopping destination, and brings to the Board a proven track record in marketing and brand building and extensive insight in growing e-commerce sites and executing on innovative marketing and direct-to-consumer initiatives. All three newly added independent directors have complementary retail experience and possess the necessary qualities and experience to be valuable contributors to Perry Ellis’ business objectives to drive value for shareholders. Today’s announcement reflects the Perry Ellis Board’s continuing focus and commitment to expanding the depth and breadth of our Board’s talent by recruiting individuals who will provide us with additional competencies and resources for driving shareholder value.

Ms. DeFlorio said, “Perry Ellis has a long history of engaging consumers with authentic brands that are grounded in heritage and the real world and I am excited to be a part of that continued mission. I look forward to working closely with the Board and management team on its strategic initiatives to drive revenues, enhance profitability and create value for all shareholders.”

About Jane DeFlorio

Ms. DeFlorio currently serves as the Vice Chairman of the Board of Trustees and Chairman of the Audit and Risk Committee at The New School University, a leading progressive university in New York City with more than 10,000 graduate and undergraduate students. She also serves on the Board of Governors for The Parsons School of Design. From 2007 to 2013, Ms. DeFlorio served as a Managing Director at Deutsche Bank in the U.S. Retail and Consumer Group. While at Deutsche Bank, Ms. DeFlorio covered a range of mid to large cap retail clients, including The TJX Companies, Home Depot and Nike. Prior to her role at Deutsche Bank, Ms. DeFlorio held the title of Executive Director in the Investment Banking Consumer and Retail Group at UBS Investment Bank and advised on high-profile consumer transactions for clients such as Kraft Foods and Maidenform Brands.

In 2007 and 2008, Ms. DeFlorio was selected by Dealmaker magazine as one of the “Top 40 Under 40” most influential dealmakers, in 2007 she was named “Top 40 Under 40” by The Investment Dealers’ Digest and in 2007 was highlighted in the New York Times’ “The Facebook of Wall Street’s Future.” Ms. DeFlorio received her MBA from Harvard Business School and her B.S. in Mechanical Engineering from the University of Notre Dame.

About Perry Ellis International

Perry Ellis International, Inc. is a leading designer, distributor and licensor of a broad line of high quality men’s and women’s apparel, accessories and fragrances. The Company’s collection of dress and casual shirts, golf sportswear, sweaters, dress pants, casual pants and shorts, jeans wear, active wear, dresses and men’s and women’s swimwear is available through all major levels of retail distribution. The Company, through its wholly owned subsidiaries, owns a portfolio of nationally and internationally recognized brands, including: Perry Ellis®, Jantzen®, Laundry by Shelli Segal®, C&C California®, Rafaella®, Cubavera®, Ben Hogan®, Savane®, Original Penguin® by Munsingwear®, Grand Slam®, John Henry®, Manhattan®, Axist®, and Farah®. The Company enhances its roster of brands by licensing trademarks from third parties, including: Nike® and Jag® for swimwear, and Callaway®, PGA TOUR®, and Jack Nicklaus® for golf apparel. Additional information on the Company is available at http://www.pery.com.

Safe Harbor Statement

We caution readers that the forward-looking statements (statements which are not historical facts) in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations rather than historical facts and they are indicated by words or phrases such as “anticipate,” “believe,” “budget,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “guidance,” “indicate,” “intend,” “may,” “might,” “plan,” “possibly,” “potential,” “predict,” “probably,” “proforma,” “project,” “seek,” “should,” “target,” or “will” or the negative thereof or other variations thereon and similar words or phrases or comparable terminology. Such forward-looking statements include, but are not limited to, statements regarding Perry Ellis’ strategic operating review, growth initiatives and internal operating improvements intended to drive revenues and enhance profitability, the implementation of Perry Ellis’ profitability improvement plan and Perry Ellis’ plans to exit underperforming, low growth brands and businesses. We have based such forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, many of which are beyond our control. These factors include: general economic conditions, a significant decrease in business from or loss of any of our major customers or programs, anticipated and unanticipated trends and conditions in our industry, including the impact of recent or future retail and wholesale consolidation, recent and future economic conditions, including turmoil in the financial and credit markets, the effectiveness of our planned advertising, marketing and promotional campaigns, our ability to contain costs, disruptions in the supply chain, our future capital needs and our ability to obtain financing, our ability to protect our trademarks, our ability to integrate acquired businesses, trademarks, trade names and licenses, our ability to predict consumer preferences and changes in fashion trends and consumer acceptance of both new designs and newly introduced products, the termination or non-renewal of any material license agreements to which we are a party, changes in the costs of raw materials, labor and advertising, our ability to carry out growth strategies including expansion in international and direct-to-consumer retail markets; the effectiveness of our plans, strategies, objectives, expectations and intentions which are subject to change at any time at our discretion, potential cyber risk and technology failures which could disrupt operations or result in a data breach, the level of consumer spending for apparel and other merchandise, our ability to compete, exposure to foreign currency risk and interest rate risk, possible disruption in commercial activities due to terrorist activity and armed conflict, actions of activist investors and the cost and disruption of responding to those actions, and other factors set forth in Perry Ellis’ filings with the Securities and Exchange Commission. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those risks and uncertainties detailed in Perry Ellis’ filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which are valid only as of the date they were made. We undertake no obligation to update or revise any forward-looking statements to reflect new information or the occurrence of unanticipated events or otherwise.

Contacts

Dan Katcher / Sharon Stern / Casey Landau

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Allison Malkin

Senior Managing Director

ICR

203-682-8225

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